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                                                                 Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement (SEC File No. 333-07043).


                                                         ARTHUR ANDERSEN LLP

San Antonio, Texas
March 26, 1998



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